Exhibit 4.3
EXECUTION COPY
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
Dated as of August 27, 2009
by and among
XStream Systems, Inc.
and
the Investors named herein

TABLE OF CONTENTS

1.	Demand Registrations		2
	(a)	Requests for Registration	2
	(b)	Short-Form Registrations	2
	(c)	Number of Registrable Securities	2
	(d)	Priority on Demand Registrations	2
	(e)	Selection of Underwriters	3
	(f)	Other Registration Rights	3

2.	Piggyback Registrations		3
	(a)	Right to Piggyback	3
	(b)	Priority on Primary Registrations	3
	(c)	Priority on Secondary Registrations	4

3.	Holdback Agreements		4
	(a)	General	4
	(b)	Material Development Condition	4

4.	Registration Procedures		5
	(a)	General	6

5.	Registration Expenses		8
	(a)	Payment	8
	(b)	Reimbursement	8

6.	Indemnification		8
	(a)	Company	8
	(b)	Holders	9
	(c)	Notice	10
	(d)	Survival	10

7.	Participation in Underwritten Registrations		10
	(a)	General	10
	(b)	Regulation M	11
	(c)	Suspension	11

8.	Current Public Information		11

9.	Termination of Rights Hereunder		11

10.	Definitions		11

11.	Miscellaneous		15
	(a)	No Inconsistent Agreements	15
	(b)	Remedies	15
	(c)	Amendments and Waivers	15
	(d)	Successors and Assigns	15

i

(e)	Severability	15
(f)	Counterparts and Gender References	15
(g)	Headings; Exhibits	16
(h)	Governing Law	16
(i)	Notices	16
(j)	Submission to Jurisdiction; Waiver of Jury Trial	16
(k)	Aggregation of Stock	17
(l)	Assignment of Registration Rights	17
(m)	Greenberg Traurig Represents the Company	17

Schedules and Exhibits

Schedule I	Investors

Exhibit A	Form of Joinder Agreement

ii

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of August 27, 2009 by and among XStream Systems, Inc., a Delaware corporation (the “Company”), and the Persons named on Schedule I attached hereto as Investors (individually an “Investor” and collectively the “Investors”).
RECITALS
     WHEREAS, pursuant to the Original Purchase Agreement, on the First Closing Date certain of the Investors purchased shares of the Series A Preferred Stock (the “First Round Investors”);
     WHEREAS, pursuant to the Original Purchase Agreement, on the Second Closing Date certain of the Investors purchased Series B Units (the “Second Round Investors”);
     WHEREAS, pursuant to the Original Purchase Agreement, on the Third Closing Date certain of the Investors purchased additional Series B Units (the “Third Round Investors”);
     WHEREAS, pursuant to numerous Equity Participation Closings (as defined in the Original Purchase Agreement), certain of the Investors purchased Series C Units (the “Series C Investors”);
     WHEREAS, pursuant to the Series D Preferred Stock Purchase Agreement dated as of the date of this Agreement (the “Series D Purchase Agreement”), by and among the Company and the Investors party thereto (the “Series D Investors”), the Series D Investors have purchased shares of the Company’s Series D Redeemable Convertible Preferred Stock, $.0001 par value per share (the “Series D Preferred Stock”), together with warrants to purchase shares of Common Stock;
     WHEREAS, the Company and the First Round Investors, the Second Round Investors, the Third Round Investors and the Series C Investors are parties to that certain Registration Rights Agreement, dated as of the First Closing Date, as amended by that certain First Amendment, dated as of the Second Closing Date (the “Registration Rights Agreement”);
     WHEREAS, the Company, the First Round Investors, the Second Round Investors, the Third Round Investors and the Series C Investors, desire to amend the Registration Rights Agreement to, among other things, allow the Series D Investors who are not already parties to the Registration Rights Agreement to become parties thereto and to include the Series D Preferred Stock and the Series D Warrants as “Registrable Securities”;
     WHEREAS, the execution and delivery of this Agreement by the Company and the holders of at least a majority of the Registrable Securities is a condition to the obligations of the Series D Investors under the Series D Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Demand Registrations.
          (a) Requests for Registration. At any time following the earlier of (i) the fifth (5th) anniversary of the date hereof and (ii) six (6) months after the Company has completed its initial public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act (the “Company’s IPO”), holders holding at least thirty percent (30%) of the Registrable Securities (collectively, the “Thirty Percent Holders”) may request registration under the Securities Act of all or a portion of their Registrable Securities (provided that the aggregate offering price of the Registrable Securities to be registered is at least $30,000,000) on Form S-1 or any similar long-form registration (“Long-Form Registration”) or, if available, holders holding at least fifty percent (50%) of the Registrable Securities (collectively, the “Majority Holders”) may, subject to Section 1(b), request registration under the Securities Act of all or a portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registration”). All registrations requested pursuant to this Section 1(a) and 1(b) are collectively referred to herein as “Demand Registrations”. The Thirty Percent Holders shall be entitled to request two (2) Demand Registrations under this Section 1(a). Any Demand Registration shall be an underwritten registration if requested by the holders.
          (b) Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section 1(a), the Majority Holders shall be entitled to that number of Short-Form Registrations as described below; provided that (i) the aggregate offering price of the Registrable Securities to be registered is at least $1,000,000 for each registration and (ii) the Company shall not be required to cause more than three (3) such Short-Form Registrations to become effective in any twelve (12) month period. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use Form S-3 or any other similar short-form registration. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its commercially reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities.
          (c) Number of Registrable Securities. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any request for a Demand Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice. The Company will pay all Registration Expenses in connection with any Demand Registration.
          (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the

Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering and within the price range of such offering, pro rata among the respective holders of such Registrable Securities on the basis of the number of shares of Registrable Securities that such holder has requested to be included in such registration.
          (e) Selection of Underwriters. Holders of a majority of the Registrable Securities to be included in a Demand Registration shall have the right to select the investment banker(s) and managing underwriter(s) to administer an offering initiated as a Demand Registration, subject to the Company’s approval which shall not be unreasonably withheld.
          (f) Other Registration Rights. The Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.
     2. Piggyback Registrations.
          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, which shall be governed by Section 1, or a registration on Form S-4 or Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2(b) and 2(c), shall include in such registration all Registrable Securities with respect to which .the Company has received written requests for inclusion therein within fifteen (15) days after delivery of the Company’s notice.
          (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder and (c) third, other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder. Notwithstanding the foregoing, the holders of Registrable Securities shall be entitled to include in any primary registration of the Company’s securities at least thirty percent (30%) of the aggregate amount of the securities registered in such registration; provided that this sentence will not apply to the registration for the Company’s

IPO if no securities other than those sold on behalf of the Company and the holders of Registrable Securities are included in such registration.
          (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then the Company shall include in such registration (a) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder and (b) second, other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder.
     3. Holdback Agreements.
          (a) General. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8, Form S-4 or any successor forms), during (A) with respect to the Company’s IPO, the one hundred eighty (180) day period beginning on the effective date of the registration statement relating thereto (unless the managing underwriters otherwise agree) and (B) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration, the ninety (90) day period beginning on the effective date of the registration statement relating thereto, and (ii) shall use all commercially reasonable efforts to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock (on a fully-diluted basis), other than Common Stock or any such securities purchased in the open market or pursuant to Rule 144 adopted by the Securities and Exchange Commission (“SEC”) under the Securities Act (as such may be amended from time to time) (“Rule 144”), to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period, in each case except as part of such underwritten registration, and in each case unless the underwriters managing the registered public offering otherwise agree.
          (b) Material Development Condition.
          (i) With respect to any registration statement filed or to be filed pursuant to a Demand Registration or a Piggyback Registration, if the Board of Directors of the Company determines in good faith that it would (because of the existence of any acquisition or corporate reorganization or other transaction, financing activity or other development involving the Company) be materially detrimental (a “Material Development Condition”) to the Company for such a registration statement to be filed, to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the registration statement, the Company shall be entitled, upon the giving of a written notice that a Material Development Condition has occurred (a “Delay

Notice”) from an officer of the Company to any holder included or to be included in such registration statement,
          (1) to cause sales of Registrable Securities by such holder pursuant to such registration statement to cease,
          (2) to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or
          (3) in the event no such registration statement has yet been filed or declared effective, to delay filing or effectiveness of any such registration statement until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall promptly deliver to any holder of Registrable Securities with respect to which any such registration statement has been filed).
          (ii) Notwithstanding the foregoing provisions of this Section 3(b):
          (1) the Company agrees to make all necessary disclosure of the existence or occurrence of the circumstances giving rise to a Material Development Condition as promptly as is reasonably practicable and to use all commercially reasonable efforts to minimize the duration of such cessation or delay, which period shall in no event exceed sixty (60) consecutive days from the sending of its Delay Notice to a holder or holders of Registrable Securities with respect to such Material Development Condition;
          (2) in the event a registration statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as hereinbefore; provided that the Company shall cause a new registration statement covering the same Registrable Securities as those covered by the original registration statement to be filed with the SEC as soon as practicable after such Material Development Condition expires or, if sooner, not later than the expiration of such sixty (60) day period referred to in clause (1) above;
          (3) in the event the Company elects not to withdraw or terminate the effectiveness of any such registration statement but to cause a holder or holders to refrain from selling Registrable Securities for any period during the Registration Period (as defined below), the Registration Period with respect to such holders and such Registrable Securities shall be extended by the number of days during the Registration Period that such holders are required to refrain from selling Registrable Securities; and
          (4) the Company may only send or impose one (1) Delay Notice during any period of twelve (12) consecutive months.

     4. Registration Procedures.
          (a) General. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
          (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and thereafter use its reasonable best efforts and take all necessary action to cause such registration statement to become effective;
          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (A) not less than six (6) months (subject to extension pursuant to Section 7(c) below) or (B) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act) (the “Registration Period”), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the registration statement;
          (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
          (iv) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);
          (v) notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
          (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a national securities exchange or over-the-counter market and, if listed on the FINRA automated quotation system, use all commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities;
          (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
          (viii) enter into such customary agreements (including underwriting agreements) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares prior to the Company’s IPO);
          (ix) upon reasonable notice and during normal business hours, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, in each case, reasonably required to conduct due diligence or otherwise in connection with an underwritten offering, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, subject to such underwriter, attorney, accountant or other agent being bound by reasonable agreements or duties of confidentiality;
          (x) otherwise use commercially reasonable efforts to comply with all the applicable rules and regulations of the SEC, and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (xi) permit any holder of Registrable Securities which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included and which are acceptable to the Company (which approval shall not be unreasonably withheld); and
          (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, upon receiving notice or obtaining knowledge thereof, the Company will use all commercially reasonable efforts promptly to obtain the withdrawal of such order.
     5. Registration Expenses.
          (a) Payment. All reasonable and customary expenses incident to the Company’s performance of or compliance with this Agreement (whether with respect to a Demand Registration or Piggyback Registration), including, without limitation, all registration and filing fees, fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, FINRA fees and expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), but excluding underwriting discounts and commissions, shall be borne by the Company; provided that a Demand Registration which is withdrawn at the sole request of the holders of a majority of the Registrable Securities who demanded such Demand Registration will not count as a Demand Registration if the Company is reimbursed by such holders for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration; provided, further, however, that if at the time of such withdrawal, the holders of such Registrable Securities have learned of a material adverse change in the condition, business, or prospects of the Company from that known to such holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the holders of such Registrable Securities shall not be required to pay any of such expenses and the Demand Registration that was withdrawn shall not count as one of the permitted Demand Registrations hereunder.
          (b) Reimbursement. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one (1) counsel chosen by the holders of a majority of the Registrable Securities covered by such registration.
     6. Indemnification. In the event that any Registrable Securities are included in an effective registration statement under Section 1 or 2:
          (a) Company. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, such holder’s officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (joint or several) and expenses to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement, and the Company shall reimburse such holder and each such director, officer and controlling Person for all reasonable legal and any other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, liability, expenses, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement of a material fact, or omission or alleged omission of a material fact, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder for use therein or by such holder’s failure to deliver a copy of the registration statement prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
          (b) Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses, to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) result from (i) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, but only to the extent that such untrue statement is contained in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder for use therein, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder for use therein or (iii) any violation or alleged violation by the holder of Registrable Securities of the Securities Act, but only to the extent that such violation or alleged violation relates to written information prepared and furnished to the Company by such holder for use in such registration statement, prospectus or preliminary prospectus, and such holder shall reimburse the Company and each such director, officer and controlling Person for all reasonable legal and any other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the obligation to indemnify shall be several and not joint, for each holder of Registrable Securities, and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.
          (c) Notice. Any Person entitled to indemnification hereunder will (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that the indemnified party may participate in such defense at such party’s expense. If such defense is assumed, the indemnifying party may not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with the written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. The failure of an indemnified party to give written notice promptly as required by this subsection (c) shall not affect such indemnified party’s rights under this Section 6 except to the extent such failure is actually prejudicial to the rights and obligations of the indemnifying party.
          (d) Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.
     7. Participation in Underwritten Registrations.
          (a) General. No Person may participate in any registration hereunder which is underwritten unless such Person (i) cooperates with the Company as reasonably requested by the Company in the connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, provides to the Company, in writing, for use in the registration statement, all such information regarding such Person and its plan of distribution of the Registrable Securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency of and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith, (ii) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)), except that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration, and (iii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.
          (b) Regulation M. During such time as a holder of Registrable Securities may be engaged in a distribution of the Registrable Securities, such holder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things, (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation and (ii) distribute the Registrable Securities under the registration statement solely in the manner described in the registration statement.
          (c) Suspension. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities, as the case may be, pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(a)(v). In the event the Company shall give any such notice pursuant to this subsection (c), the applicable time period mentioned in Section 4(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(a)(v).
     8. Current Public Information. At all times after the Company has filed a registration statement with the SEC which has become effective pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 or any similar rule or regulation hereafter adopted by the SEC.
     9. Termination of Rights Hereunder. The rights set forth in Section 1 or 2 shall terminate three (3) years following the consummation of the Company’s IPO, provided that the Company is then subject to the reporting requirements of Section 12 or 15(d) of the Exchange Act.
     10. Definitions.
          “Affiliate” means as to any Person (a) any Person which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person; (b) any Person who is a director, partner, member or officer (i) of such Person, or (ii) of any Person described in clause (a) above; or (c) any Person who is related to a Person described in clauses (a) or (b) above by blood or marriage. For purposes of this definition, “control” shall include the ownership of 10% or more of the voting securities of such Person.
          “Agreement” has the meaning specified in the preamble.
          “Common Stock” means the common stock, $.0001 par value per share, of the Company.
          “Company” has the meaning specified in the preamble.
          “Company’s IPO” has the meaning specified in Section 1(a).
          “Delay Notice” has the meaning specified in Section 3(b).
          “Demand Registrations” has the meaning specified in Section 1(a).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “First Closing Date” means March 14, 2007.
          “First Round Investors” has the meaning specified in the recitals and includes any Permitted Transferees (as defined in the Shareholders Agreement).
          “GT” has the meaning specified in Section 11(m).
          “Investor” and “Investors” have the respective meanings specified in the preamble.
          “Long-Form Registration” has the meaning specified in Section 1(a).
          “Majority Holders” has the meaning specified in Section 1(a).
          “Material Development Condition” has the meaning specified in Section 3(b).
          “Original Purchase Agreement” means the Series A Preferred Stock Purchase Agreement, dated as of the First Closing Date, as amended by a First Amendment dated as of Second Closing Date, as further amended by a Second Amendment dated as of the Third Closing Date, as further amended by a Third Amendment dated as of October 16, 2008 and as further amended by a Fourth Amendment dated as of February 26, 2009, by and among the Company and the purchasers of the securities named therein (as the same may be amended, modified, restated or replaced).
          “Person” means any individual, corporation, partnership, company, limited liability company, joint venture, association, bank, business trust or other entity, whether or not legal entities, or any governmental entity or agency or political subdivision thereof.
          “Piggyback Registration” has the meaning specified in Section 2(a).

          “Preferred Stock” means the Company’s (i) Series A Redeemable Convertible Preferred Stock, $.0001 par value per share, (ii) Series B Redeemable Convertible Preferred Stock, $.0001 par value per share, (iii) Series C Redeemable Convertible Preferred Stock, $.0001 par value per share and (iv) Series D Redeemable Convertible Preferred Stock, $.0001 par value per share.
          “Registrable Securities” means (i) any Common Stock issued or issuable upon the conversion or redemption of the Preferred Stock or any Warrants, (ii) any Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend, stock conversion or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (x) when they have been distributed to the public pursuant to an offering registered under the Securities Act, (y) when they have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or (z) when they may be sold without registration in compliance with Rule 144(k) under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon conversion of Preferred Stock, exercise of Warrants or conversion or exercise of any other securities held by such Person, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of such Registrable Securities hereunder.
          “Registration Expenses” has the meaning specified in Section 5(a).
          “Registration Period” has the meaning specified in Section 4(a)(ii).
          “Registration Rights Agreement” has the meaning specified in the recitals.
          “Rule 144” has the meaning specified in Section 3(a).
          “SEC” has the meaning specified in Section 3(a).
          “Second Closing Date” means December 19, 2007.
          “Second Round Investors” has the meaning specified in the recitals and includes any Permitted Transferees (as defined in the Shareholders Agreement).
          “Securities Act” means the Securities Act of 1933, as amended.
          “Series A Preferred Stock” means the Series A Redeemable Convertible Preferred Stock, $.0001 par value per share of the Company.
          “Series B Preferred Stock” means the Series B Redeemable Convertible Preferred Stock, $.0001 par value per share of the Company.

          “Series B Unit” means one Series B Preferred Share and five (5) Series B Warrants.
          “Series B Warrant” means a warrant to purchase one share of Common Stock in the form attached as Exhibit A to the Series B Warrant Agreement.
          “Series B Warrant Agreement” means the Amended and Restated Series B Warrant Agreement, dated as of the date of this Agreement, by and among the Company and the holders thereof.
          “Series C Investors” has the meaning specified in the recitals and includes any Permitted Transferees (as defined in the Shareholders Agreement).
          “Series C Preferred Stock” means the Series C Redeemable Convertible Preferred Stock, $.0001 par value per share of the Company.
          “Series C Unit” means one Series C Preferred Share and five (5) Series C Warrants.
          “Series C Warrant” means a warrant to purchase one share of Common Stock in the form attached as Exhibit A to the Series C Warrant Agreement.
          “Series C Warrant Agreement” means the Amended and Restated Series C Warrant Agreement, dated as of the date of this Agreement, by and among the Company and the holders thereof.
          “Series D Investors” has the meaning specified in the recitals and includes any Permitted Transferees (as defined in the Shareholders Agreement).
          “Series D Preferred Stock” has the meaning specified in the recitals.
          “Series D Purchase Agreement” has the meaning specified in the recitals (as the same may be amended, modified, restated or replaced).
          “Series D Warrant” means a warrant to purchase one share of Common Stock in the form attached as Exhibit A to the Series D Warrant Agreement.
          “Series D Warrant Agreement” means the Series D Warrant Agreement, dated as of the date of this Agreement, by and among the Company and the Series D Investors.
          “Shareholders Agreement” means the Second Amended and Restated Securityholders’ Agreement, dated as of the date of this Agreement, by and among the Company and the securityholders of the Company named therein (as the same may be amended, modified, restated or replaced).
          “Short-Form Registration” has the meaning specified in Section 1(a).
          “Third Closing Date” means May 30, 2008.

          “Third Round Investors” has the meaning specified in the recitals and includes any Permitted Transferees (as defined in the Shareholders Agreement).
          “Thirty Percent Holders” has the meaning specified in Section 1(a).
          “Warrants” means the Series B Warrants, the Series C Warrants and the Series D Warrants.
     11. Miscellaneous.
          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.
          (b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided, however, that no party hereto shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.
          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Registrable Securities.
          (d) Successors and Assigns. Subject to Section 11(l), this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal successors and assigns.
          (e) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.
          (f) Counterparts and Gender References. This Agreement may be executed in several counterparts (including by means of separate signature pages, which may be attached hereto) by one or more of the parties, each of which shall be deemed an original, and all of said counterparts (and signature pages) shall be deemed to constitute or be part of one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile or electronically with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. All gender references shall be deemed modified to fit the context.

          (g) Headings; Exhibits. The headings or other subdivisions in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.
          (h) Governing Law. The internal law of the State of Florida will govern all questions concerning the construction, validity and interpretation of this Agreement, without regard to the choice of law provisions of such state or any other state.
          (i) Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered personally, (b) if transmitted by facsimile when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, three (3) business days after mailing or (d) if sent by reputable overnight courier service, one business day after delivery to such service, and shall be addressed as follows:
          If to the Company, to:
XStream Systems, Inc. 10305 102nd Terrace Suite 101 Sebastian, FL 32958 Attention: Chief Executive Officer Facsimile: (772) 589-4622
          with a copy to:
Greenberg Traurig, P.A. 5100 Town Center Circle Suite 400 Boca Raton, FL 33486 Attention: Bruce C. Rosetto Facsimile: (561) 367-6225
          If to any Investor, to such Investor’s address as set forth on Schedule I hereto.
     Any party may change the name and address of the designee to whom notice shall be sent by giving written notice of such change to the other parties hereto.
          (j) Submission to Jurisdiction; Waiver of Jury Trial.
          (i) Each of the parties hereto hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement, or any of the transactions contemplated hereby, to the exclusive jurisdiction of the United States District Court for the Southern District of Florida and the jurisdiction of any court of the State of Florida located in Indian River County, Florida and, to the extent permissible by law, waives any and all claims and objections that any such court is an inconvenient forum.

          (ii) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN OR AMONG. ANY OF THE PARTIES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
          (k) Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated Persons or Persons under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
          (l) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Sections 1 and 2 may be assigned (but only with all related obligations) by a holder to a transferee or assignee of such Registrable Securities that is a Permitted Transferee (as defined in the Shareholders Agreement) of such holder; provided that (A) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such rights are being assigned and (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement in the form of Joinder Agreement attached hereto as Exhibit A. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee (1) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a holder, (2) that is an Affiliate of the holder, (3) who is a holder’s immediate family member or (4) that is a trust for the benefit of an individual holder or such holder’s immediate family member, shall be aggregated together and with those of the assigning holder; provided that all transferees and assignees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Sections 1 and 2. Notwithstanding the foregoing, any transferee of a Warrant shall be entitled to, and shall become, a party to this Agreement as a condition to the transfer of such Warrant and shall be considered an “Investor” and a holder of Registrable Securities with the rights and obligations provided in this Agreement.
          (m) Greenberg Traurig Represents the Company. Each of the Investors hereby agrees and acknowledges that the law firm of Greenberg Traurig, P.A. (“GT”), hereby renders advice and counsel solely to the Company. Each of the Investors hereby agrees and acknowledges that GT has not represented any of the Investors in connection with this Agreement or any other agreement contemplated by or in connection with this Agreement or the transactions contemplated by or in connection with this Agreement, and that EACH OF THE SHAREHOLDERS HAS BEEN AND IS HEREBY ADVISED TO RETAIN INDEPENDENT COUNSEL to advise each one of them regarding this Agreement and any other agreement contemplated by this Agreement. Each of the Investors hereby waives, releases and relinquishes any claim against GT or any of its shareholders, employees or agents from any conflict of interest arising from this Agreement or the transactions contemplated in this Agreement or any other agreement contemplated by this Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY: XSTREAM SYSTEMS, INC.
By:	/s/ Anthony Chidoni
	Name:	Anthony Chidoni
	Title:	Secretary

INVESTORS:

[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ Simon Irish

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ Deborah Pipines

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ E. D. Vaughn

[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ William G. Hamilton, M.D.

[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ James J. Coyne MD

JAMES J. COYNE MD
[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ Mark S. Butler

[Signature Page to A&R Registration Rights Agreement]

REDACTED
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ James J. Lowrey

James J. Lowrey

/s/ James J. Lowrey

James J. Lowrey, Manager of HLG, LLC

/s/ James J. Lowrey

James J. Lowrey, Managing Partner of JTW Partners
[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

ALAN AUSTIN LIVING TRUST

By:	/s/ Alan Austin

ALAN AUSTIN TRUSTEE
[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ Dennis Ferro

[Signature Page to A&R Registration Rights Agreement]

REDACTED
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ Robert Kennedy

Robert Kennedy
[Signature Page to A&R Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XSTREAM SYSTEMS, INC.

By:

Name:
Title:

INVESTORS:

/s/ Anthony Chidoni

Anthony Chidoni
[Signature Page to A&R Registration Rights Agreement]

Schedule I
Investors
1. 52 River Course Associates LLC
2. Alan Austin Living Trust dated 9/26/097
3. Alvin J. Delaire, Jr. IRA/SEP
4. Anthony Chidoni
5. Arthur Calcagnini
6. Arthur McInerney
7. C.B. Rogers, Jr.
8. Carole Delaire
9. Deborah Pipines
10. Dennis Cummings
11. Dennis H. Ferro
12. Dick Fava
13. E. Darracott Vaughan, Jr., M.D.
14. Earl Segerdahl
15. Entrust IRA Administration, Inc. FBO Jack Gruber IRA 0226360TR
16. Feldman Partners
17. Frank J. Lincoln, Jr.
18. Geoffrey and Joanne Stringer
19. James Bennett
20. James Bernhart
21. James Coyne
22. Jane M. Delaire IRA R/O
23. John C. Lightfoot, Trustee, The Survivor’s Trust of The Lightfoot Revocable Trust Dated 2/22/83
24. John Edison
25. John M Dalton
26. Joseph Cornacchia
27. Joseph Melone
28. Judith M. Bracken
29. Kathryn M. Dircks And Randy Joel Dircks Living Trust
30. Linda Nelson

31. Lovejoy Family Limited Partnership
32. Lowrey Family Investments LLC
33. Mallie Ireland
34. Mark S. Butler
35. Michael E. Catanzaro Jr.
36. Michael Paterson
37. Michael W. Haley Revocable Trust
38. Navarro Family Partners
39. Peter Barrett
40. Phillip Odeen
41. Robert A. Prindiville 2006 Personal Trust dated February 2, 2006
42. Robert Girling
43. Robert J. Morrissey
44. Robert Kennedy
45. Robert M. Gibb
46. Robert Poden
47. Robert W. Bracken
48. Samuel B. Hayes III, Revocable Trust
49. Scott and Debbie Bell
50. SEI Private Trust Co. Custodian Robert Prindiville IRA R/O
51. Simon Irish
52. Steven P. Kleopoulos
53. Summit Investors of Vero, Ltd.
54. The Mayo Family Revocable Trust dated July 13, 2000
55. The Sanford Katz & Irma Katz Revocable Trust
56. Thomas W. Cook
57. Triantafillos Parlapanides
58. Walter Lovejoy
59. William G. Hamilton, M.D.
60. William Jennings
61. William Scully

REDACTED
          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/Anthony Chidoni

[Name] Anthony Chidoni

6

REDACTED
          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ A.B. Calcagnini

[Name] A.B. Calcagnini

6

          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Darren Sylvia

[Name] Darren Sylvia

6

          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Dennis K. Cummings

[Name] Dennis K. Cummings

6

REDACTED
          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Richard J. Fava

[Name] Richard J. Fava
REDACTED

6

REDACTED
          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Douglas Frye

[Name] 8/13/09

6

REDACTED
          IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ William M. Feldman

[Name] William M. Feldman
General Partner
Feldman Partners

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Geoffrey L. Stringer
[Name]

/s/ Joanne C. Stringer

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Geoffrey L. Stringer
[Name]

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ John M. Dalton
[Name] JOHN M. DALTON
REDACTED

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date, first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Joseph M. Cornacchia
[Name] JOSEPH M. CORNACCHIA

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Joseph J. Melone
[Name] Joseph J. Melone

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Walter R. Lovejoy
[Name] MGR. Lovejoy Family Partnership

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholdors’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ James Lowrey
[Name] James Lowrey

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Michael W. Haley
[Name] Michael Haley Rev. Trust and
Michael Haley Trustee, Michael Winder Haley Revocable Trust V/A dated December 1, 2006

 REDACTED

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Paul J. Micciche
[Name] Paul J. Micciche

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Phillip Odeen
[Name] Phillip Odeen

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Robert Girling 8-12-09
[Name] Robert Girling

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Robert E. Kennedy
[Name] Robert E. Kennedy

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Robert Bracken
[Name] Robert Bracken

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Roger T. Sobkowiak
[Name] 8-12-09

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Robert Prindiville
[Name] Robert Prindiville

For:
SEI Private Trust Co. Custodian Robert Prindiville IRA R/O

and
Robert A. Prindiville 2006 Personal Trust dated February 2, 2006

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Paul Becker
[Name] Summit Investors

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ John Lightfoot, Trustee
[Name]

For:
The Decedents Trust of the Lightfoot Revocable Trust Dated 2/22/83

and
The Survivor’s Trust of the Lightfoot Revocable Trust Dated 2/22/83

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     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Bryan T. Mayo, Trustee
[Name] The Mayo Family Revocable Trust dtd 7/13/00

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Vincent E. DeTurris
[Name Vincent E. DeTurris 8-14-09

6

REDACTED
     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ William P. Scully
[Name] William Scully

6

     IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first above written and authorized its attachment as a counterpart to each of the Series D Purchase Agreement, the Series D Warrant Agreement, the A&R Series B Warrant Agreement, the A&R Series C Warrant Agreement, the Second A&R Securityholders’ Agreement and the A&R Registration Rights Agreement, as appropriate.

/s/ Thomas Cook

[Name]	Thomas Cook
8-12-09

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EXHIBIT A
FORM OF JOINDER AGREEMENT
     The undersigned hereby acknowledges receipt of a copy of that certain Amended and Restated Registration Rights Agreement, dated as of August 27, 2009, among XStream Systems, Inc. (the “Corporation”) and each Person set forth on Schedule I thereto and each other holder of Registrable Securities (as defined therein) that may hereafter become bound by the terms thereof (as amended from time to time, the “A&R Registration Rights Agreement”), and hereby certifies to the other parties thereto that it has read and fully understands the A&R Registration Rights Agreement, that it has had an opportunity to review and discuss the terms and conditions of the A&R Registration Rights Agreement with its legal counsel and other advisors, and that it agrees to be bound by the terms and conditions of the A&R Registration Rights Agreement as if it were an original signatory thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the A&R Registration Rights Agreement.
     IN WITNESS WHEREOF, the parties have caused this Joinder to be executed on this                      day of                     .

HOLDER:

Print Name of Investor

Signature

Print Title of Signatory, if Applicable

Address for Notices:

Facsimile